UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report




                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        June 10, 2004
                                                --------------------------------

Commission File Number:    000-17962


                         Applebee's International, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                      43-1461763
  ----------------------------              ------------------------------------
  (State or other jurisdiction of           (I.R.S. Employer Identification No.)
   incorporation or organization)

                4551 W. 107th Street, Overland Park, Kansas 66207
 -------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (913) 967-4000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9.           Regulation FD Disclosure

     On June 10, 2004, Applebee's International, Inc. (the "Company") issued a press release entitled " Applebee's International to Present at Two Investment Conferences the Week of June 14." The press release is included below.



                                                           FOR IMMEDIATE RELEASE

Contact: Carol DiRaimo,
         Vice President of Investor Relations
         (913) 967-4109

                     Applebee's International to Present at
                 Two Investment Conferences the Week of June 14

Overland  Park,   Kan.,  June  10,  2004  --  Applebee's   International,   Inc.
(Nasdaq:APPB) will be presenting at two investment conferences during the week of June 14. The dates and times of the presentations are as follows:

     o Monday, June 14, at 2:20 pm Pacific Time - Thomas Weisel Partners Growth Forum to be held in Laguna Beach, CA. A webcast of the presentation will be available over the Internet at http://www.veracast.com/webcasts/twp/growth-forum-2004/48109216.cfm and will also be available at the Investor Relations section of the company's website (www.applebees.com).

     o Wednesday, June 16, at 9:15 am Eastern Time - Credit Suisse First Boston Consumer Conference to be held in New York, NY. A webcast of the presentation will be available over the Internet at http://w.on24.com/r.htm?e=6869&s=1&k=EA4D96D79BFD866EED479E554AAF3C70
         and will also be available at the Investor Relations section of the company's website (www.applebees.com).

Archived webcasts of the presentations will be available for two weeks following each of the presentations.

Applebee's International, Inc., headquartered in Overland Park, Kan., develops, franchises and operates restaurants under the Applebee's Neighborhood Grill & Bar brand, the largest casual dining concept in the world. There are currently 1,608 Applebee's restaurants operating system-wide in 49 states and nine international countries. Additional information on Applebee's International can be found at the company's website (www.applebees.com).


                                      # # #


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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             APPLEBEE'S INTERNATIONAL, INC.
                                             (Registrant)


Date: June 10, 2004                       By: /s/ Steven K. Lumpkin
     ---------------------                   -----------------------
                                             Steven K. Lumpkin
                                             Executive Vice President and
                                             Chief Financial Officer



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